Sigma-Aldrich Corporation Q1 2011 Earnings Review & 2011 Outlook • Enabling Science to Improve the Quality of Life Exhibit 99.2

2 2
Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases, acquisitions and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these expectations are reasonable and well-founded. The forward-looking statements in this presentation are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2)
changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) failure of planned sales initiatives in our
Research and SAFC businesses, (6) dependence on uninterrupted manufacturing operations, (7) failure to achieve planned cost reductions in global supply chain initiatives and restructuring actions, (8) changes in the regulatory environment in which the Company operates, (9)
changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in Note 10–
Income Taxes– to the Consolidated Financial Statements in the Company’s Form 10-K report for the year ended December 31, 2010,  (10)
exposure to litigation, including product liability claims, (11) the ability to maintain adequate quality standards, (12) reliance on third party package delivery services, (13) an unanticipated increase in interest rates, (14)  other changes in the business environment in which the
Company operates, and (15) the outcome of the outstanding matters described in Note 11-Contingent Liabilities and Commitments to the
Consolidated Financial Statements-in the Company’s Form 10-K report for the year ended December 31, 2010.  A further discussion of risk factors can be found in Item 1A of Part 1 of the Company’s Form 10-K report for the year ended December 31, 2010. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency and acquisition impacts. The Company calculates the impact of changes in foreign currency exchange rates by multiplying current period activity by the difference between current period exchange rates and prior period exchange rates. The result is the defined impact of changes in foreign currency exchange rates. While we are able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2011 to applicable exchange rates. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses adjusted  net income and EPS, adjusted operating income and operating income margins (excluding restructuring and impairment costs) and free cash flow, non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value. Due to the uncertain timing of the future restructuring and other extraordinary special changes, we are unable to include a 2011 diluted GAAP EPS forecast or reconcile to our 2011 diluted adjusted EPS forecast or provide a reconciliation to corresponding
GAAP measures . Management believes this non-GAAP information is useful to investors as well. Reconciliations of GAAP to non-GAAP information are included in the Company’s April 26, 2011 earnings release posted on its website,
www.sigma-aldrich.com,
and in the
Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures beginning on Slide 12.

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© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

First Quarter 2011 Financial Results
($ in millions, except per share amounts)
3
YEAR-OVER-YEAR
Q1 Sales and Net Income Highest in Company History
As
Reported
Q1 2011
Excluding
Restructuring and
Tax Benefit
As
Reported
Excluding
Restructuring and
Tax Benefit
Net Income $119 $116 19% 12%
Diluted EPS $0.97 $0.94 20% 12%
Free Cash Flow $133 -%
Q1 2011
As
Reported
Excluding
Currency and
Acquisition
Impacts
Sales $632 10% 7%
YEAR-OVER-YEAR

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

2011 Sales Growth
RESEARCH
72%
28%
SAFC
Sales Mix (YTD)
4%
16%
7%
Research
SAFC
Total
Company
Organic*
*Adjusted for Currency & Acquisitions
Reported
8%
18%
10%
Q1 2011 / Q1 2010
Demand for Research Products Met Expectations.
SAFC Sales Set New Quarterly High.

Margin Analysis
PERCENTAGE OF SALES
S,G&A and R&D Expenses
2010: Operating Income Margin
2011: Operating Income Margin
Restructuring Costs
25.7%
0.2%
26.4%
Q1
0.5%
S,G&A Leverage and Lower Restructuring Costs Provide for
Slightly Better Operating Margins

6 6
Free Cash Flow
(in millions)
2011
$ 119
26
(45)
51
151
(18)
$ 133
Net Income
Free Cash Flow
Net Cash Provided by Operating Activities
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2010
$100
23
(18)
46
151
(18)
$133
*Accounts Receivable + Inventory – Accounts Payable
QUARTER ENDED March 31
Free Cash Flow Remains Strong

Strategic Priorities
• Enhance Growth in our Core Research and Fine Chemicals (SAFC) Business
•
Focus on higher growth research segments of Analytical Chemistry, Biology & Chemistry of
Material Science
•
Capitalize on high growth niche businesses and our unique manufacturing capabilities in SAFC
•
Focus on faster growing emerging markets in Asia Pacific and Latin America
•
Enhance customer value through broader product offerings with convenience
• Drive Operational Excellence
•
Continue to build upon the success of our global supply chain initiatives
•
Streamline manufacturing and distribution footprint
•
Expand global sourcing
• Leverage our Balance Sheet and Strong Cash Flow
•
Invest in organic growth initiatives
•
Actively pursue acquisitions
Drive Long-Term Sales Growth and Enhance Margins

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

8 8
Q1 Sales Performance
Innovation
Reported Organic*
•
Analytical, Biology, Materials Science
Sales Growth 5-19%**            3-19%**
Geographic Growth
•
North America 12% 9%
•
Europe 6% 4%
•
Asia Pacific/Latin America 18% 11%
•
Focus Markets – India, China, Brazil 25% 21%
SAFC Sales
•
Build on momentum in key product segments 18% 16%
eCommerce Sales
% of Research Sales
•
Research Sales via eCommerce channels                           50%
Initiatives Collectively on Track with Expectations
* See pages 14 & 15 for reconciliation of reported growth to organic growth
** Varies for individual product lines

First Quarter 2011 Highlights
•
Acquisitions
– Acquired two Analytical standards companies
•
Life Science
– Launched suite of knockout rat models specific to Parkinson’s disease
– Launched pre-designed knockout ZFN for the human genome
– Added over 10,000 Mission 3’ UTR Lenti GoClones for microRNA target validation
– Added 1,400 new European Collection of Cell Culture cell lines
•
Material Science
– Collaborated with Agfa Materials to produce and distribute conductive polymers
•
SAFC
– Completed construction of new bio-science industrial media capacity in US/Europe
– Increased manufacturing capacity of key metal organics for LED market in
US/Europe
•
Other
– Opened European headquarters in St. Gallen, Switzerland (April 2011)
Continued Focus on Long-term Growth Opportunities

10 10 2011 Guidance Organic Revenue Growth Diluted Adjusted EPS* Free Cash Flow Mid-single digits $3.60 to $3.75 >$400M *Excludes any restructuring and other extraordinary special charges

11 11 QUESTIONS? Sigma-Aldrich Corporation Q1 2011 Earnings Review

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

12 Appendix Reconciliation of GAAP to Non-GAAP Financial Measures * * * * * * * * * * * *

Reconciliation of Reported Net Income and Diluted Earnings Per
Share to Adjusted Net Income and Adjusted Diluted Earnings
Per Share
Net Income Diluted Earnings
(in millions) Per Share
Three Months Ended Three Months Ended
March 31, March 31,
2011 2010 2011 2010
Reported net income $        119 $         100 $       0.97 $        0.81
Restructuring costs 2 4 0.01 0.03
Tax benefit (5)   - (0.04) -
Adjusted net income $        116 $         104 $       0.94 $        0.84

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth
Three Months Ended March 31, 2011
Reported FX Impact Acquisitions Organic
•
Analytical, Biology, Materials Science Sales Growth          5-19%*      0-3%* 0-12%*      3-19%*
Geographic Growth
•
North America                                                    –%               3% 9%
•
Europe                                                            2%             –% 4%
•
Asia Pacific/Latin America                                      7%             –% 11%
•
Focus Markets – India, China, Brazil                                            4%             –%        21%
*Varies for individual product areas
12%
6%
18%
25%

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth
Three Months
Ended March 31, 2011
Currency Acquisition Adjusted
Reported Benefit Benefit (Organic)
Research Essentials 7% 2% - 5%
Research Specialties 9% 2% 3% 4%
Research Biotech 6% 2% - 4%
Research Chemicals 8% 2% 2% 4%
SAFC 18% 2% - 16%
Total Customer Sales 10% 2% 1% 7%

Reconciliation of Net Cash Provided by Operating Activities to
Free Cash Flow
In millions
Three Months Ended
March 31,
2011
2010
Net cash provided by operating activities
$    151
$     151
Less: Capital expenditures
(18)
(18)
Free cash flow $    133
$     133